UNITED STATES
SECURITIES AND
EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange
Act
Date of Report (Date of
Earliest Event Reported):
March 2, 2026
Cal-Maine Foods, Inc.
(Exact name of registrant as
specified in its charter)
Delaware
001-38695
64-0500378
(State or other jurisdiction of
incorporation)
(Commission File Number)
(IRS Employer Identification No.)
1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of principal executive
offices (zip code))
601
-
948-6813
(Registrant’s telephone number, including
area code)
Check the appropriate box below if the
Form 8-K filing is intended to simultaneously
satisfy the filing obligation of
the
registrant under any of the following provisions
(see General Instruction
A.2 below):
☐
Written communications pursuant to Rule 425 under
the Securities Act
(17 CFR 230.425)
☐
Soliciting material pursuant to
Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)
☐
Pre-commencement communications
pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications
pursuant to Rule 13e-4(c) under
the Exchange
Act (17 CFR 240.13e-4(c))
Securities registered
pursuant to Section
12(b) of the
Act:
Title of each class
Trading
Symbol(s)
Name of each exchange
on which registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ
Global Select Market
Indicate by check mark
whether the registrant is an emerging growth
company as defined in Rule 405 of
the Securities
Act of
1933 (§230.405 of this chapter)
or Rule 12b-2 of the Securities Exchange
Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate
by check mark if the registrant
has elected not to use the extended
transition period
for complying with any new or revised
financial accounting standards provided
pursuant to Section 13(a)
of the Exchange
Act.
☐

Item 8.01 Other Events
On March 2,
2026, Cal-Maine Foods,
Inc. (the “Company”)
issued a press release
announcing
the acquisition of the
shell
egg, egg
products, and prepared
foods assets of
Creighton Brothers LLC , including Crystal Lake LLC
, for a
total purchase
price
of
approximately
$130
million,
subject
to
customary
post-closing
adjustments.
Cal-Maine
Foods
is
funding
the
acquisition with
available cash
on hand. A
copy of
the Company’s
press release is
attached
hereto as Exhibit
99.1 to this
Current Report.
Item 9.01.
Financial Statements and Exhibits
(d)
Exhibits
Exhibit
Number Description
99.1
Press Release issued by the Company on March 2, 2026
104
Cover Page Interactive Data
File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements for the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly
authorized.
CAL-MAINE FOODS, INC.
Date: March 2, 2026
By:
/s/ Max P. Bowman
Max P. Bowman
Director, Vice President, and
Chief Financial Officer